UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund

(All Share Classes)

(a series of Undiscovered Managers Funds)

Supplement dated July 24, 2017

to the Summary Prospectuses and

Prospectuses dated December 29, 2016, as supplemented

Effective immediately, the portfolio manager information for the JPMorgan Realty Income Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott Blasdell	2017	Managing Director
Jason Ko	2009	Executive Director

In addition, the first two paragraphs in the section titled “The Funds’ Management and Administration — JPMIM, Sub-Adviser and Portfolio Managers — Realty Income Fund” are hereby deleted in their entirety and replaced by the following:

Realty Income Fund

JPMIM is the investment adviser to the Realty Income Fund and makes the day-to-day investment decisions for the Fund. Pursuant to the Management Agreement with the Realty Income Fund, and subject to the overall direction of the Trust’s Board of Trustees, JPMIM is responsible for managing the Realty Income Fund’s investment program in conformity with the stated investment objectives and policies of the Fund, as described in this Prospectus.

Scott Blasdell, Managing Director of JPMIM and a CFA charterholder, is the lead portfolio manager on the Fund and is a senior member of the U.S. Equity Value portfolio management team. Jason Ko, Executive Director of JPMIM and a CFA charterholder is co-portfolio manager of the Fund and a senior member of the U.S. Equity Value portfolio management team. As part of the team’s investment process Messers Blasdell and Ko meet, along with other portfolio managers and research analysts, to discuss the economic out-look, industry trends, and the merits and risks of investment ideas for the Fund. Messers Blasdell and Ko follow the same investment process, philosophy and research resources. Mr. Blasdell has been a portfolio manager in the U.S. Equity Group since 2001 and has managed REIT, large cap core, and value strategies. An employee since 1999, he started as a research analyst covering REITs. An employee since 2002, Mr. Ko has managed REITs since 2009 and also covered REITs for the U.S. Equity Group. Previously, he worked as a research associate focusing on REITs and cyclicals sectors and as an investment assistant in the U.S. Equity Group.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-RI-PM-717